SECURITIES AND EXCHANGE COMMISSION

Washington DC    20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES

EXCHANGE ACT OF 1934

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Filed by a Party other than the Registrant ٱ

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Only (as permitted by Rule 14a-6(e)(2))

ٱ☒ Definitive Proxy Statement

ٱ  Definitive Additional Materials

ٱ  Soliciting Material Under Rule 14a-12.

USA VIDEO INTERACTIVE CORP.

Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than Registrant)

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USA VIDEO INTERACTIVE CORP.

83 Halls Road

Old Lyme, Connecticut 06371

Dear Shareholder:

We invite you to attend our annual meeting of shareholders to be held on Monday, June 26th, 2006, in Calgary, Alberta, Canada.  At the meeting you will hear a report on our operations and have a chance to meet your directors and executives.

This mailing includes the formal notice of the meeting, the Report on Form 10-K to the Securities and Exchange Commission and the Proxy Statement.  The Proxy Statement tells you more about the agenda and procedures for the annual meeting.  It also describes how the Board of Directors operates and gives personal information about our director candidates.

Even if you only own a few shares, we want your shares to be represented at the meeting.  I urge you to complete, sign, date, and return your proxy promptly in the enclosed envelope.

To attend the meeting in person, please follow the instructions in the Proxy Statement.

Sincerely yours,

/s/  Edwin Molina

Edwin Molina

President

May 23rd, 2006

USA VIDEO INTERACTIVE CORP.

83 Halls Road

Old Lyme, Connecticut 06371

NOTICE OF 2006 ANNUAL MEETING OF SHAREHOLDERS

Time:

11:00 a.m., Mountain Time

Date:

Monday, June 26th, 2006

Place:

Beaumont Church LLP, Barristers and Solicitors

Suite 300, 2912 Memorial Drive S.E.

Calgary, Alberta, Canada

Purpose:

1.

To elect directors for the ensuing year.

1.

To ratify the appointment by the Board of Directors of Goldstein Golub Kessler LLP as the Company’s independent auditors for the current fiscal year.

2.

To transact such other business as may properly come before the annual meeting or any adjournment of the meeting.

Only shareholders of record at the close of the business on May 19th, 2006 may vote at the annual meeting.

If you are unable to attend the meeting in person, please read the Notes accompanying the Form of Proxy enclosed herewith and then complete and return the Form of Proxy within the time set out in the Notes.  The enclosed Form of Proxy is solicited by management.  If you so desire, you may appoint a representative in lieu of management’s designations by striking out the names listed therein and inserting in the space provided the name of the person you wish to represent you at the Meeting.

IF YOU PLAN TO ATTEND THE MEETING YOU MUST FOLLOW THE INSTRUCTIONS SET OUT IN THE FORM OF PROXY AND IN THE INFORMATION CIRCULAR TO ENSURE THAT YOUR SHARES WILL BE VOTED AT THE MEETING.

Your vote is important.  Please complete, sign, date, and return your proxy promptly in the enclosed envelope.

By Order of the Board of Directors

By:  /s/  Anton J. Drescher

May 23rd, 2006

Anton J. Drescher,

Secretary

Please complete, date and sign the enclosed Form of Proxy and return it promptly in the envelope provided, whether or not you plan to attend the 2006 annual meeting of shareholders of USA Video Interactive Corp.  If you attend the meeting, you may vote your shares in person if you wish, even if you previously returned your Proxy.

USA Video Interactive Corp.

83 Halls Road

Old Lyme, Connecticut 06371

PROXY STATEMENT

GENERAL INFORMATION

This Proxy Statement is being sent to you in connection with the solicitation of proxies for the 2006 annual meeting of shareholders (the “Annual Meeting”) by the Board of Directors of USA Video Interactive Corp. (the “Company”, “USA Video”, “we” or “us”) to be held at the offices of Beaumont Church LLP, Barristers and Solicitors, Suite 300, 2912 Memorial Drive S.E., Calgary, Alberta, Canada, at 11:00 a.m., Mountain Time, on Monday, June 26th, 2006, and at any adjournments thereof.  This proxy statement and the accompanying Notice of 2006 Annual Meeting of Shareholders and form of proxy were first mailed to stockholders on or about May 29th, 2006.  Shareholders are encouraged to review the information provided in this proxy statement in conjunction with our Annual Report on Form 10-K for the year ended December 31, 2005, a copy of which also accompanies this proxy statement.

Who may vote

Only shareholders of the Company as recorded in our stock register at the close of business on May 19th, 2006 (the “Record Date”) may vote at the Annual Meeting.  At the close of business on the Record Date, we had 145,123,096 common shares outstanding and entitled to vote, held by approximately 1,572 stockholders of record (excluding warrants to purchase 18,089,000 common shares and stock options to purchase 12,935,000 common shares).  Each common share is entitled to one vote on each matter properly brought before the Annual Meeting.

How to vote

You may vote in person at the meeting or by proxy.  We recommend that you vote by proxy even if you plan to attend the Annual Meeting.  You can always change your vote at the Annual Meeting.

Voting Electronically via the Internet

If your shares are registered in the name of a bank or brokerage you may be eligible to vote your shares electronically over the Internet or by telephone. A large number of banks and brokerage firms are participating in the ADP Investor Communication Services ("ADP") online program, which provides eligible shareholders who receive a paper copy of the proxy statement with the opportunity to vote via the Internet or by telephone. If your bank or brokerage firm is participating in ADP's program, your voting form from the bank or brokerage firm will provide instructions. If your voting form does not reference Internet or telephone information, please complete and return the paper proxy card in the enclosed envelope.

How Proxies work

Giving us your proxy means you authorize us to vote your shares at the Annual Meeting in the manner you direct.  You may vote for or not vote for the nominees for director named in this Proxy Statement.  You may also vote for or against the proposal to ratify the appointment of Goldstein Golub Kessler LLP as the Company’s independent auditors or abstain from voting.

If you sign and return the enclosed proxy but do not specify how to vote, we will vote your shares in favor of the nominees for director named in this Proxy Statement.  In the discretion of the proxy holders, the proxies will also be voted for or against such other matters as may properly come before the Annual Meeting.  At the date this Proxy Statement went to press we did not know of any other matters to be raised at the Annual Meeting.

The persons named in the enclosed proxy are directors and officers of the Company and you may strike out the names of the persons whom you do not wish to act on your behalf.  A shareholder has the right to appoint any person to attend and act for him or her at the Annual Meeting.  A Shareholder desiring to appoint a person to represent him at the Annual Meeting may do so either by inserting such person’s name in the blank space provided and striking out the printed names in the form of proxy or by completing another proxy.  In either case, the proxy must be delivered to the offices of our Transfer Agent, Computershare Trust Company Inc., 350 Indiana Street, Suite 800, Golden, Colorado, 80401, Fax: (303) 262-0631, at least 48 hours prior to the scheduled commencement of the Annual Meeting.

You may receive more than one proxy depending on how you hold your shares.  Shares registered in your name are covered by one proxy.  If you hold shares through someone else, such as a bank or broker (that is, in street name) please refer to your proxy card or the information forwarded by your bank, broker or other holder of record for voting instructions.  If you want to vote in person at the Annual Meeting, and you hold your shares in street name, you must obtain a proxy from your bank or broker and bring the proxy to the Annual Meeting.

This Proxy Statement and the accompanying proxy card are first being mailed to shareholders on or about May 29th, 2006.

These securityholder materials are being sent to both registered and non-registered owners of the securities.  If you are a non-registered owner, and the Company or its agent has sent these materials directly to you, your name and address and information about your holdings of securities, have been obtained in accordance with applicable securities regulatory requirements from the intermediary holding on your behalf.

By choosing to send these materials to you directly, we (and not the intermediary holding on your behalf) have assumed responsibility for (i) delivering these materials to you, and (ii) executing your proper voting instructions.  Please return your voting instructions as specified in the request for voting instructions.

Revoking a Proxy

You may revoke your proxy before it is voted by submitting a new proxy with a later date, by voting in person at the Annual Meeting, or by notifying our Secretary in writing at #507, 837 West Hastings Street, Vancouver, British Columbia, Canada, V6C 3N6.

In addition to revocation in any other manner permitted by law, a shareholder may revoke a Proxy either by (a) signing a Form of Proxy bearing a later date and depositing it at the place and within the time aforesaid, or (b) signing and dating a written notice of revocation (in the same manner as the Form of Proxy is required to be executed as set out in the notes to the Form of Proxy) and either depositing it at the place and within the time aforesaid or with the Chairman of the Meeting on the day of the Meeting or on the day of any adjournment thereof, or (c) registering with the Scrutineer at the Meeting as a shareholder present in person, whereupon such Proxy shall be deemed to have been revoked.

Only registered shareholders have the right to revoke a proxy. Non-Registered Holders who wish to change their vote must, at least seven days before the Meeting, arrange for their respective Intermediaries to revoke the proxy on their behalf.

Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at our Annual Meeting, you must bring to the Annual Meeting a letter from the broker, bank or other nominee confirming your beneficial ownership of the shares and that such broker, bank or other nominee is not voting your shares.

The persons named in the accompanying Form of Proxy are directors of the Company.  A shareholder desiring to appoint some other person (who need not be a shareholder) to represent him or her at the Meeting may do so, either by striking out the printed names and inserting the desired person's name in the blank space provided in the Form of Proxy or by completing another proper Form of Proxy and in either case delivering the completed Proxy to the Company’s transfer agent, Computershare Trust Company Inc., 350 Indiana Street, Suite 800, Golden, Colorado, 80401, Fax: (303) 262-0631, not less than forty-eight (48) hours (excluding Saturdays, Sundays and holidays) before the time fixed for the Meeting or with the Chairman of the Meeting prior to the scheduled commencement of the meeting.

The Form of Proxy must be dated and be signed by the shareholder or by his attorney in writing, or, if the shareholder is a corporation, it must either be under its common seal or signed by a duly authorized officer.

Quorum

To conduct the business of the meeting, we must have a quorum.  This means at least a majority of the outstanding shares entitled to vote must be represented at the Annual Meeting, either by proxy or in person.

Votes needed

The four nominees for director receiving a plurality of the votes cast in person or by proxy at the Annual Meeting shall be elected.  Approval to ratify the appointment of Goldstein Golub Kessler LLP requires the affirmative vote of a majority of the votes cast in person or by proxy at the Annual Meeting.  If the Annual Meeting is adjourned, your shares may be voted by the proxy holder on the new meeting date unless you have revoked your proxy.

Only votes cast “for” or “against” a proposal are counted.  Abstentions and broker non-votes (or votes withheld” in the election of directors) will not be counted, except for purposes of determining a quorum.  Broker non-votes occur when a broker returns a proxy but does not have authority to vote on a particular proposal.

Attending in person

Only shareholders, their proxy holders, and USA Video’s guests may attend the Annual Meeting.

If you hold your shares through someone else, such as a bank or a broker, send proof of your ownership to the Secretary at the address listed above, or you may bring proof of ownership with you in order to be admitted to the Annual Meeting.  Acceptable proof could include an account statement showing that you owned USA Video shares on May 19th, 2006.

We will pay the expenses of soliciting proxies.  Proxies may be solicited on our behalf by directors, officers or employees in person or by telephone, email or fax.  We will also reimburse banks, brokers and other persons holding shares in their names or in the names of their nominees for their reasonable out-of-pocket expenses in forwarding proxies and proxy material to the beneficial owners of such shares.

Non-Registered Shareholders

Only registered shareholders or duly appointed proxyholders are permitted to vote at our Annual Meeting.  Most of our shareholders are “non-registered” shareholders because the shares they own are not registered in their names but are instead registered in the name of the brokerage firm, bank or trust company through which they purchased the shares.  More particularly, a person is a non-registered shareholder in respect of shares which are held on behalf of that person (the “Non-Registered Holder”) but which are registered either (a) in the name of an intermediary (the “Intermediary”) that the Non-Registered Holder deals with in respect of the shares (Intermediaries include, among others, banks, trust companies, securities dealers or brokers and trustees or administrators of self-administered RRSP’s, RRIF’s, RESP’s and similar plans); or (b) in the name of a clearing agency (such as The Canadian Depository for Securities Limited (“CDS”)) of which the Intermediary is a participant.  In accordance with the requirements of National Instrument 54-101 of the Canadian Securities Administrators, we have distributed copies of the Notice of Meeting, Information Circular and Form of Proxy (collectively referred to as the “Meeting Material”) to the clearing agencies and Intermediaries for onward distribution to Non-Registered Holders.

Intermediaries are required to forward the Meeting Material to Non-Registered Holders unless a Non-Registered Holder has waived the right to receive them.  Very often, Intermediaries will use service companies to forward the Meeting Material to Non-Registered Holders.  Generally, Non-Registered Holders who have not waived the right to receive the Meeting Material will either:

(a)

be given a form of proxy which has already been signed by the Intermediary (typically by a facsimile, stamped signature) which is restricted to the number of shares beneficially owned by the Non-Registered Holder, but which is otherwise not complete.  Because the Intermediary has already signed the Form of Proxy, this Form of Proxy is not required to be signed by the Non-Registered Holder when submitting the proxy.  In this case, the Non-Registered Holder who wishes to submit a proxy should otherwise properly complete the Form of Proxy and deposit it with our Registrar and Transfer Agent, Computershare Trust Company Inc., as provided above; or

(b)

more typically, be given a voting instruction form which is not signed by the Intermediary, and which, when properly completed and signed by the Non-Registered Holder and returned to the Intermediary or its service company, will constitute voting instructions (often called a “proxy” or “authorization form”) which the Intermediary must follow.  Typically, the proxy authorization form will consist of a one page pre-printed form.  Sometimes, instead of the one page printed form, the proxy authorization form will consist of a regular printed proxy form accompanied by a page of instructions that contains a removable label containing a bar-code and other information.  In order for the form of proxy to validly constitute a proxy authorization form, the Non-Registered Holder must remove the label from the instructions and affix it to the form of proxy, properly complete and sign the form of proxy and return it to the Intermediary or its service company in accordance with the instructions of the Intermediary or its service company.

In either case, the purpose of this procedure is to permit Non-Registered Holders to direct the voting of the shares that they beneficially own.  Should a Non-Registered Holder who receives one of the above forms wish to vote at the Annual Meeting in person, the Non-Registered Holder should strike out the names of the management designated proxy holders named in the form and insert the Non-Registered Holder’s name in the blank space provided (executed by the broker).  In either case, Non-Registered Holders should carefully follow the instructions of their Intermediary, including when and where the proxy or proxy authorization form is to be delivered.

ITEM 1:

ELECTION OF DIRECTORS

The board of directors has nominated and recommends FOR election of four of its current directors for election at the Annual Meeting.  The enclosed Proxy will be voted FOR the persons nominated unless otherwise indicated.  If any of the nominees should be unable to serve or should decline to do so, the discretionary authority provided in the Proxy will be exercised by the proxy holders to vote for a substitute or substitutes to be designated by the Board of Directors.  The Board of Directors has no reason to believe that any substitute nominee or nominees will be required.

Each nominee elected as a director will hold office until the next annual meeting of shareholders and until his successor is elected and qualified, or until his earlier death, resignation or retirement.  Set forth below for each nominee is his age and his position, if any, in the Company.

The information set forth below as to each nominee for director has been furnished to us by the respective nominee.

Name	Age	Position	Period of Service
Edwin Molina	50	Director, Chief Executive Officer and President	Since 1998
Anton J. Drescher	49	Director, Chief Financial Officer and Secretary	Since 1994
Maurice Loverso	44	Director	Since 2003
Rowland Perkins	52	Director	Since 2005

Edwin Molina - President, Chief Executive Officer and Director

Mr. Molina served as a Senior Administrator with USA Video from June 1992 to June 30, 1998, and was appointed as President, Chief Executive Officer and a director in June 1998.

Anton J. Drescher - Chief Financial Officer, Secretary and Director

Mr. Drescher has been Chief Financial Officer of USA Video since December 1994.  He has also been a director and President of International Tower Hill Mines Limited, a public British Columbia company listed on the TSX since February 2003; a director of Dorato Resources Inc. (formerly Quest Ventures Inc.), a public company listed on the TSX since 1996 and President and CEO since December 2004; a director of Landmark Minerals Inc., a public company listed on the TSX since February 2003; and a director and President of Waymar Resources Ltd. since June 2005.  He was formerly a director and Secretary/ Treasurer of Amanta Resources Inc., a public company listed for trading on the TSX from 1997 to September 2004.  Mr. Drescher has been President and sole director of Westpoint Management Consultants Limited, a private company engaged in consulting and accounting for business reorganizations since 1979; and President and sole director of Harbour Pacific Capital Corp., a private British Columbia company involved in regulatory filings for businesses in Canada since 1998,.  Mr. Drescher has been a Certified Management Accountant since 1981.

Maurice Loverso – Director

Mr. Loverso has been an independent director of USA Video since May 2003.  He has been President of 3336298 Canada Inc. since 1996, providing financial consultation services to small capital public and private companies and has been a director of Group Intercapital Inc. since 1996, assisting a small cap venture capital firm with financial advice.  Previously, from 1992 to 1995, he served as President of Almic Industries, a manufacturer of bathroom vanities and accessories and provided financial consultant services to USA Video from 1992 to 1994. From 1998 to 1999, he was a director of QR Canada Capital Inc., a public company listed for trading on the TSX.

Rowland Perkins – Director

Mr. Perkins was appointed as an independent director of USA Video as of January 10, 2005.  He has been President and a director of eBackup Inc., of Calgary, Alberta, since 2001.  He was previously The Alberta Regional Manager of Securitinet Storage Solutions from 1999 to 2001, Vice-President of Simul Corp. from 1997 to 1999 and President of Franchise Network from 1994 to 1997.  He has also been a director of International Tower Hill Mines Limited, a public British Columbia company listed on the TSX since 1998; a director of Dorato Resources Inc. (formerly Quest Ventures Inc.), a public company listed on the TSX since January 2005; and a director of Waymar Resources Ltd. since June 2005.

The Board of Directors has no reason to believe that any nominee will not serve if elected.  If any nominee is unable to serve as a director, the shares represented by all valid proxies may be voted for the election for such other person(s) as the Board may recommend, unless the Board chooses to reduce the number of directors serving on the Board.  Proxies will be voted FOR each nominee unless the shareholder specifies otherwise.

The Board of Directors unanimously recommends a vote FOR the election of each of the nominees named in this Proxy Statement.  Proxies solicited by the Board of Directors will be so voted unless shareholders specify otherwise on the accompanying Proxy.

No proposed director:

(a)

is, as at the date of this Proxy Statement, or has been, within 10 years before the date of this Proxy Statement, a director or executive officer of any company (including the Company) that, while that person was acting in that capacity,

(i)

was the subject of a cease trade or similar order or an order that denied the relevant company access to any exemption under securities legislation, for a period of more than 30 consecutive days;

(ii)

was subject to an event that resulted, after the director or executive officer ceased to be a director or executive officer, in the company being the subject of a cease trade or similar order or an order that denied the relevant company access to any exemption under securities legislation, for a period of more than 30 consecutive days; or

(iii)

or within a year of that person ceasing to act in that capacity, became bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency or was subject to or instituted any proceedings, arrangement or compromise with creditors or had a receiver, receiver manager or trustee appointed to hold its assets; or

(b)

has, within the 10 years before the date of this Proxy Statement, become bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency, or become subject to or instituted any proceedings, arrangement or compromise with creditors, or had a receiver, receiver manager or trustee appointed to hold the assets of the proposed director.

Meetings of the Board of Directors

During 2005, the Board of Directors held a number of informal meetings, and took action by unanimous written consent on eight occasions.

Audit Committee

The Audit Committee meets with our independent auditors at least quarterly to discuss the results of the annual audit or interim periodic reviews and to review the financial statements; appoints the independent auditors to be retained; oversees the independence of the independent accountants; evaluates the independent auditors’ performance; approves fees paid to independent auditors and receives and considers the independent auditors’ comments as to controls, adequacy of staff and management performance and procedures in connection with audit and financial controls. The Audit Committee met four times and signed four consent resolutions during fiscal 2005.

The Audit Committee is primarily concerned with the effectiveness of our audits by our internal audit staff and by the independent auditors.  Its duties include: (1) recommending the selection of independent auditors; (2) reviewing the scope of the audit to be conducted by them, as well as the results of their audit; (3) reviewing the organization and scope of our internal system of audit and financial controls; (4) appraising our financial reporting activities (including our Proxy Statement and Annual Report) and the accounting standards and principles followed; and (5) examining other reviews relating to compliance by employees with important Company policies and applicable laws.  The Audit Committee operates under a written Charter adopted by the Board of Directors, a copy of which was attached to the 2004 Proxy Statement and is also available by sending a written request to our Corporate Secretary at #507, 837 West Hastings Street, Vancouver, British Columbia, V6C 3N6.

Composition of the Audit Committee

Our Audit Committee is comprised of Anton J. Drescher, Maurice Loverso and Rowland Perkins.  As defined in Multilateral Instrument 52-110 Audit Committees (“MI 52-110”), all of the audit committee members are “financially literate”.  Anton J. Drescher is a Certified Management Accountant.  Walter W. Tyler and Rowland Perkins have the industry experience necessary to understand and analyze financial statements of the level of complexity of the Company, as well as the understanding of internal controls and procedures necessary for financial reporting.  Because Mr. Drescher is a director and a shareholder, he is not considered to be “independent” under the listing standards of the New York Stock Exchange, the American Stock Exchange, or the National Association of Securities Dealers.

Audit Committee Oversight

Since the commencement of our most recently completed fiscal year, our Board of Directors has not failed to adopt a recommendation of the Audit Committee to nominate or compensate an external auditor.

Reliance on Certain Exemptions

Since the commencement of our most recently completed financial year and the effective date of MI 52-110, we have not relied on the exemptions contained in sections 2.4 or 8 of MI 52-110. Section 2.4 provides an exemption from the requirement that the audit committee must pre-approve all non-audit services to be provided by the auditors, where the total amount of fees related to the non-audit services are not expected to exceed 5% of the total amount of fees payable to the auditor in the fiscal year in which the non-audit services were provided.

Section 8 permits a company to apply to a securities regulatory authority for an exemption from the requirements of MI 52-110, in whole or in part.

Pre-Approval Policies and Procedures

We have not adopted specific policies and procedures for the engagement of non-audit services. The Audit Committee will review the engagement of non-audit services as required.

Exemption

We are relying on the exemption provided by Part 6.1 of MI 52-110 for Venture Issuers which allows for an exemption from Part 3 (Composition of the Audit Committee) and Part 5 (Reporting Obligations) of MI 52-110 and allows for the short form of disclosure of audit committee procedures set out in Form 52-110F2 and disclosed in this Information Circular.

Other Committees

The Board of Directors currently has no other committees.

Code of Ethics

We have adopted a Code of Ethics and Corporate Disclosure Policy that applies to the directors, officers and employees and Corporate Governance Guidelines that applies to our directors and officers.  A copy of the Code of Ethics, Corporate Disclosure Policy and Corporate Governance Guidelines are posted on our website at http://www.usvo.com.  These documents are also available in print to any shareholder who requests a copy by sending a written request to our Corporate Secretary at #507, 837 West Hastings Street, Vancouver, British Columbia, V6C 3N6.

Relationship with Our Independent Auditors

The firm of Goldstein Golub Kessler LLP has served as our independent auditors since February 2001.  The Board of Directors has recommended Goldstein Golub Kessler LLP to serve as our independent auditors for the fiscal year ending December 31, 2006.

Services performed by Goldstein Golub Kessler for fiscal 2005 consisted of the examination of our quarterly and annual financial statements and services related to filings with the Securities and Exchange Commission ("SEC").

AUDIT COMMITTEE REPORT

The material in this report is not "soliciting material," is not deemed "filed" with the SEC, and is not to be incorporated by reference in any of our filings under the Securities Act of 1933 or the Securities Exchange Act of 1934, whether made before or after the date of this proxy statement and irrespective of any general incorporation language therein.

The Audit Committee of the Board assists the Board in carrying out its oversight responsibilities for our financial reporting process, audit process and internal controls.

The Audit Committee has reviewed and discussed our audited financial statements with management, which has primary responsibility for the financial statements.  Goldstein Golub Kessler LLP, our independent auditors for 2005, are responsible for expressing an opinion on the conformity of our audited financial statements with generally accepted accounting principles.

In fulfilling its oversight responsibilities, the Audit Committee has reviewed and discussed in detail the audited fiscal year 2005 financial statements with our management and with Goldstein Golub Kessler LLP, the Company's independent auditors.  In addition, the Audit Committee has discussed with Goldstein Golub Kessler LLP the matters required to be discussed by Statement on Auditing Standards Number 61, Communication with Audit Committees, as modified or supplemented.  The Audit Committee has received the written disclosures and the letter from Goldstein Golub Kessler LLP required by Independence Standards Board Standard Number 1, Independence Discussions with Audit Committees, as modified or supplemented, and has discussed with the independent auditors their independence from USA Video and our management.  The Audit Committee has also considered whether Goldstein Golub Kessler LLP's provision of non-audit services to us is compatible with the independence of such firm.

Members of the Audit Committee rely on the information provided to them and on the representations made to the Committee by management and USA Video's independent accountants without conducting independent verification of the accuracy of such information and representations. Accordingly, the Audit Committee's oversight does not ensure that management has maintained appropriate accounting and financial reporting principles or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee's considerations and discussions referred to above do not ensure that any audit of our financial statements conducted by our internal and independent accountants has been carried out in accordance with generally accepted auditing standards, or that the financial statements are presented in accordance with generally accepted accounting principles.

Based on these reviews and discussions, the Audit Committee recommended to the Board, and the Board has approved, that the audited financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2005, for filing with the Commission.

Based on the Audit Committee's and management's assessment of the performance of Goldstein Golub Kessler LLP during the audit of our financial statements for the fiscal year ending December 31, 2005, the Audit Committee recommended to the Board that Goldstein Golub Kessler LLP be engaged as our independent auditors for fiscal year 2006.

Respectfully submitted,

Anton J. Drescher

Maurice Loverso

Rowland Perkins

Corporate Governance Disclosure

Board of Directors

The Board facilitates its exercise of independent supervision over management through:

(a)

Strategic Planning.  Our strategic business plan, including capital budgeting, is prepared by Edwin Molina, President and CEO of the Company.  The plan is then reviewed and discussed by the Board.

(b)

Periodic review.  The Board meets at scheduled times and on an as needed basis with senior management to discuss the implementation of our strategic plan and any issues in respect thereof, to discuss any material variances from the capital budget, and to give guidance to senior management and otherwise revise the strategic plan and capital budget as required.

(c)

Audit Committee.  The Audit Committee is comprised of three members, two of whom are independent, and has direct communication with internal personnel responsible for financial statement preparation and meets independently with our external auditors as required.  The Audit Committee's responsibilities include reviewing financial statements and the integrity of our internal controls and management information systems.  The Audit Committee meets with the Board annually and on an as needed basis to discuss these matters.  Members of the Board are encouraged to bring any matter of concern in respect to the foregoing matters to the Audit Committee.

(d)

Corporate Governance.  The Board as a whole is responsible for establishing and developing corporate governance practices appropriate for the Company.

(e)

Approvals.  In addition to those matters which must, by law, be approved by the Board, approval for any transaction which is outside the ordinary course of business, with a non-arms length party or could be considered to be material to the Company must be approved by the Board.

(f)

Independent members.  Meetings of the Board, independent of management, are encouraged as circumstances require.

The Board is currently comprised of four directors, being Edwin Molina, Anton J. Drescher, Maurice Loverso and Rowland Perkins.  Maurice Loverso and Rowland Perkins are considered independent.  Edwin Molina and Anton J. Drescher are not independent due to the fact that they are both senior officers.

For purposes of the foregoing discussion, "independence" is defined as a member who has no direct or indirect relationship which could, in the view of our board of directors, reasonably interfere with the exercise of the member's independent judgment, and expressly includes but is not limited to an individual who has a relationship with us pursuant to which the individual may accept, directly or indirectly, any consulting, advisory or other compensatory fee from us or any subsidiary entity other than as remuneration for acting in his or her capacity as a member or as a part-time chair or vice-chair of the board of directors or any board committee.

Directorships

Our directors are presently directors of the following reporting issuers in a Canadian or foreign jurisdiction:

Name	Other Reporting Issuers
Anton J. Drescher	USA Video Interactive Corp. International Tower Hill Mines Ltd. Dorato Resources Inc. Landmark Minerals Inc.
Rowland Perkins	Dorato Resources Inc. International Tower Hill Mines Ltd. Waymar Resources Ltd.

Orientation and Continuing Education

The Board does not currently have formal procedures or a program for the orientation of new board members, as no new board members are presently contemplated, or for the continuing education of board members.

Ethical Business Conduct

The Board does not currently take any formal steps to encourage and promote a culture of ethics and business conduct.  Board members, however, are expected to maintain the highest standards of integrity and to lead by example.

Nomination of Directors

The Board is not currently taking any steps to identify new candidates for Board nomination, as the current number of directors and the composition of the Board is considered adequate for a corporation of the current size and stage of development of the Company.

Compensation

We do not presently have a Compensation Committee.  The Board of Directors reviews, as needed, compensation to directors and to officers with respect to industry comparables and with regard to the particular circumstances of the Company.

Other Board Committees

The Board has no other committees other than the Audit Committee.

Assessments

The Board as a whole assesses its performance, the performance of Board committees and the contribution of individual directors on an ongoing basis.

We allow any member of the Board to engage an outside advisor at our expense in appropriate circumstances. The engagement of an outside advisor is subject to the approval by the Board as a whole.

SECURITY OWNERSHIP OF DIRECTORS, OFFICERS,

AND CERTAIN BENEFICIAL OWNERS

The following table sets forth as of May 19th, 2006, the number of outstanding common shares of USA Video beneficially owned by (i) each person known to USA Video to beneficially own more than 5% of its outstanding common shares, (ii) each director, (iii) each nominee for director, (iv) each executive officer listed in the Summary Compensation Table, and (iv) all executive officers and directors as a group.

Name	Shares Owned	Percentage of Class
Edwin Molina (1)	12,693,424	8.93%
Anton J. Drescher (2)	11,211,885	7.72%
Maurice Loverso (3)	300,000	0.20%
Rowland Perkins (4)	212,500	0.14%
All Executive Officers and Directors as a Group (four persons)	24,417,809	16.99%

(1)

Includes 1,175,000 common shares underlying warrants and 5,000,000 common shares underlying stock options that are currently exercisable by Mr. Molina.  Mr. Molina's address is 83 Halls Road, Old Lyme, Connecticut.

(2)

Includes 115,000 common shares underlying warrants and 3,000,000 common shares underlying stock options that are currently exercisable by Mr. Drescher.  Mr. Drescher's address is 83 Halls Road, Old Lyme, Connecticut.

(3)

Includes 300,000 common shares underlying stock options that are currently exercisable by Mr. Loverso.  Mr. Loverso’s address is 83 Halls Road, Old Lyme, Connecticut.

(4)

Includes 200,000 common shares underlying stock options that are currently exercisable by Mr. Perkins.  Mr. Perkin’s address is 83 Halls Road, Old Lyme, Connecticut.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 (the “1934 Act”) requires our directors and executive officers, and persons who own more than ten percent of a registered class of our equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of common stock and other equity securities of USA Video.  Officers, directors and greater than ten percent stockholders are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file.

To our knowledge, based solely on a review of the copies of such reports furnished to us and representations that no other reports were required, during the fiscal year ended December 31, 2005, all Section 16(a) filing requirements applicable to its officers, directors and greater than ten percent beneficial owners were complied with, although some reports were filed late.

DIRECTOR AND EXECUTIVE COMPENSATION AND

OTHER TRANSACTIONS WITH MANAGEMENT

The following table sets forth compensation awarded to, earned by or paid to our Chief Executive Officer ("CEO"), and to other persons serving as executive officers as of December 31, 2005, whose salary and bonus for such year exceeded $100,000 (collectively, the “Named Executive Officers”), for the last three completed fiscal years.

Long Term Compensation
	Summary Compensation Annual Compensation				Awards		Payouts
Name and Principal Position	Year	Salary	Bonus	Other Annual Compen- sation	Restricted Stock Award(s)	Securities Underlying Options/SARs (#)	LTIP Payouts	All Other Compen-sation
		$	$	$	$	$	$	$
Molina, Edwin CEO	2005 2004 2003	75,600 49,600 36,000	-0- -0- -0-	(1-2) 20,550 (3) 11,625 (4-7) 5,650	-0- -0- -0-	(8) 3,000,000 (9-10) 2,000,000 -0-	-0- -0- -0-	-0- -0- -0-
Drescher, Anton CFO	2005 2004 2003	(11) 57,529 (11) 46,870 (11) 40,399	-0- -0- -0-	(12) 1,000 (13-14) 14,625 (15-18) 4,900	-0- -0- -0-	(19) 1,000,000 (20) 2,000,000 -0-	-0- -0- -0-	-0- -0- -0-
Loverso, Maurice Director	2005 2004 2003	-0- -0- -0-	-0- -0- -0-	-0- -0- -0-	-0- -0- -0-	(21) 50,000 (22) 250,000 -0-	-0- -0- -0-	-0- -0- -0-
Perkins, Rowland Director	2005 2004 2003	-0- -0- -0-	-0- -0- -0-	-0- -0- -0-	-0- -0- -0-	(23-24) 200,000 -0- -0-	-0- -0- -0-	-0- -0- -0-

(1)

In July 2005, Mr. Molina purchased 250,000 units (each comprised of one common share and one warrant to acquire one common share at $0.055 per share) at $0.08 per unit.  This compensation resulted from the difference between the $0.055 purchase price and the $0.08 warrant exercise price and the fair market price of $0.09 of the common shares on the date of issuance of the units.

(2)

In September 2005, Mr. Molina purchased 300,000 units (each comprised of one common share and one warrant to acquire one common share at $0.065 per share) at $0.084 per unit.  This compensation resulted from the difference between the $0.065 purchase price and the $0.084 warrant exercise price and the fair market price of $0.09 of the common shares on the date of issuance of the units.

(3)

In January 2004, Mr. Molina purchased 25,000 units (each comprised of one common share and one warrant to acquire one common share at $0.20 per share) at $0.255 per unit.  This compensation resulted from the difference between the $0.20 purchase price and the $0.255 warrant exercise price and the fair market price of $0.46 of the common shares on the date of issuance of the units.

(4)

In February 2003, Mr. Molina purchased 250,000 units (each comprised of one common share and one warrant to acquire one common share at $0.0657 per share) at $0.0657 per unit.  This compensation resulted from the difference between the $0.0657 purchase price and the $0.0657 warrant exercise price and the fair market price of $0.07 of the common shares on the date of issuance of the units.

(5)

In April 2003, Mr. Molina purchased 100,000 units (each comprised of one common share and one warrant to acquire one common share at $0.075 per share) at $0.068 per unit.  This compensation resulted from the difference between the $0.068 purchase price and the $0.075 warrant exercise price and the fair market price of $0.078 of the common shares on the date of issuance of the units.

(6)

In May 2003, Mr. Molina purchased 50,000 units (each comprised of one common share and one warrant to acquire one common share at $0.1175 per share) at $0.088 per unit.  This compensation resulted from the difference between the $0.088 purchase price and the $0.1175 warrant exercise price and the fair market price of $0.102 of the common shares on the date of issuance of the units.

(7)

In September 2003, Mr. Molina purchased 100,000 units (each comprised of one common share and one warrant to acquire one common share at $0.095 per share) at $0.08 per unit.  This compensation resulted from the difference between the $0.08 purchase price and the $0.095 warrant exercise price and the fair market price of $0.09 of the common shares on the date of issuance of the units.

(8)

In July 2005, Mr. Molina was granted a stock option to purchase up to 1,000,000 shares of common stock at an exercise price of $0.10 per share, exercisable on or before July 11th, 2007.

(9)

In December 2005, Mr. Molina was granted a stock option to purchase up to 2,000,000 shares of common stock at an exercise price of $0.10 per share, exercisable on or before December 23rd, 2007.

(10)

In December 2004, Mr. Molina was granted a stock option to purchase up to 2,000,000 shares of common stock at an exercise price of $0.25 per share, exercisable on or before December 3rd, 2006.  On June 15th, 2005, the exercise price of this stock option was reduced to $0.10 per share.

(11)

Represents consulting fees paid to Mr. Drescher through Harbour Pacific Capital Corp., a consulting firm wholly-owned by him, for his services as an executive officer of the Company.

(12)

In January 2005, Mr. Drescher purchased 50,000 units (each comprised of one common share and one warrant to acquire one common share at $0.10 per share) at $0.13 per unit.  This compensation resulted from the difference between the $0.10 purchase price and the $0.13 warrant exercise price and the fair market price of $0.12 of the common shares on the date of issuance of the units.

(13)

In January 2004, Mr. Drescher purchased 25,000 units (each comprised of one common share and one warrant to acquire one common share at $0.20 per share) at $0.255 per unit.  This compensation resulted from the difference between the $0.20 purchase price and the $0.255 warrant exercise price and the fair market price of $0.46 of the common shares on the date of issuance of the units.

(14)

In November 2004, Mr. Drescher purchased 40,000 units (each comprised of one common share and one warrant to acquire one common share at $0.15 per share) at $0.195 per unit.  This compensation resulted from the difference between the $0.15 purchase price and the $0.195 warrant exercise price and the fair market price of $0.21 of the common shares on the date of issuance of the units.

(15)

In February 2003, Mr. Drescher purchased 250,000 units (each comprised of one common share and one warrant to acquire one common share at $0.0657 per share) at $0.0657 per unit. This compensation resulted from the difference between the $0.0657 purchase price and the $0.0657 warrant exercise price and the fair market price of $0.07 of the common shares on the date of issuance of the units.

(16)

In April 2003, Mr. Drescher purchased 100,000 units (each comprised of one common share and one warrant to acquire one common share at $0.075 per share) at $0.068 per unit. This compensation resulted from the difference between the $0.068 purchase price and the $0.075 warrant exercise price and the fair market price of $0.078 of the common shares on the date of issuance of the units.

(17)

In May 2003, Mr. Drescher purchased 50,000 units (each comprised of one common share and one warrant to acquire one common share at $0.1175 per share) at $0.088 per unit. This compensation resulted from the difference between the $0.088 purchase price and the $0.1175 warrant exercise price and the fair market price of $0.102 of the common shares on the date of issuance of the units.

(18)

In September 2003, Mr. Drescher purchased 50,000 units (each comprised of one common share and one warrant to acquire one common share at $0.095 per share) at $0.08 per unit. This compensation resulted from the difference between the $0.08 purchase price and the $0.095 warrant exercise price and the fair market price of $0.09 of the common shares on the date of issuance of the units.

(19)

In December 2005, Mr. Drescher was granted a stock option to purchase up to 1,000,000 shares of common stock at an exercise price of $0.10 per share, exercisable on or before December 23rd, 2007.

(20)

In December 2004, Mr. Drescher was granted a stock option to purchase up to 2,000,000 shares of common stock at an exercise price of $0.25 per share, exercisable on or before December 3rd, 2006.  On June 15th, 2005, the exercise price of this stock option was reduced to $0.10 per share.

(21)

In December 2005, Mr. Loverso was granted a stock option to purchase up to 50,000 shares of common stock at an exercise price of $0.10 per share, exercisable on or before December 23rd, 2007.

(22)

In December 2004, Mr. Loverso was granted a stock option to purchase up to 250,000 shares of common stock at an exercise price of $0.25 per share, exercisable on or before December 3rd, 2006.  On June 15th, 2005, the exercise price of this stock option was reduced to $0.10 per share.

(23)

In January 2005, Mr. Perkins was granted a stock option to purchase up to 150,000 shares of common stock at an exercise price of $0.10 per share, exercisable on or before January 10th, 2007.

(24)

In December 2005, Mr. Perkins was granted a stock option to purchase up to 50,000 shares of common stock at an exercise price of $0.10 per share, exercisable on or before December 23rd, 2007.

The following table sets forth certain information concerning grants of stock options to the Named Executive Officers during the year ended December 31, 2005.

OPTION/SAR GRANTS IN LAST FISCAL YEAR
	Individual Grants				Potential Realizable Value at Assumed Annual Rate of Stock Price Appreciation for Option Term
	Number of Securities Underlying Options/SARsGranted	% of Total Options/SARs Granted to Employees in Fiscal Year	Exercise Price ($/Share)	Market Price on Date of Grant ($/Share)	Expiration Date	0% ($)	5% ($)	10% ($)
Molina, Edwin	1,000,000 2,000,000	38%	0.10 (2) 0.10 (3)	0.08 (2) 0.07 (3)	07/22/2007 12/23/2007	-0- -0-	-0- -0-	-0- -0-
Drescher, Anton	1,000,000	13%	0.10 (3)	0.07 (3)	12/23/2007	-0-	-0-	-0-
Loverso, Maurice	50,000	1%	0.10 (3)	0.07 (3)	12/23/2007	-0-	-0-	-0-
Perkins, Rowland	150,000 50,000	3%	0.10 (1,4) 0.10 (3)	0.38 (1,4) 0.07 (3)	01/10/2007 12/23/2007	-0- -0-	-0- -0-	-0- -0-

(1)

In January 2005 a stock option was granted to Rowland Perkins, a director, to purchase up to 150,000 common share on or before January 10, 2007, at an exercise price of $0.35 per share and an employee exercised a portion of his stock option to purchase 100,000 common shares.  On January 10th, 2005, the date the option was originally granted, the market price was $0.38 per share.

(2)

A total of 1,675,000 stock options were granted to directors, employees and consultants in July 2005. All stock options to employees and consultants expire on July 22, 2007.  On July 22nd 2005, the date the option was originally granted, the market price was $0.08 per share.

(3)

A total of 4,810,000 stock options were granted to directors, employees and consultants in December 2005. All stock options to employees and consultants expire on December 23, 2007.  On December 23rd, 2005, the date the option was originally granted, the market price was $0.07 per share.

(4)

On June 15th, 2005, the exercise price of this stock option was reduced from $0.25 per share to $0.10 per share.

The following table sets forth certain information concerning exercises of stock options by the Named Executive Officers during the year ended December 31, 2005 and stock options held at year end.

Aggregated Option / SAR Exercises in Last Fiscal Year and FY-End Option / SAR Values
			Number of Securities Underlying Unexercised Options / SARs at Fiscal year End (#)	Value of Unexercised In-the-Money Options / SARs at Fiscal Year End ($)
Name	Shares Acquired on Exercise (#)	Value Realised ($)	Exercisable/ Unexercisable	Exercisable/ Unexercisable
Molina, Edwin	-0-	-0-	0 / 0	N/A	/ $0
Drescher, Anton	-0-	-0-	0 / 0	N/A	/ $0
Loverso, Maurice	-0-	-0-	0 / 0	N/A	/ $0
Perkins, Rowland	-0-	-0-	0 / 0	N/A	/ $0

(1)

On December 31, 2005, the average of the high and low bid prices of the common shares on the OTC BB was $0.055.

Compensation of Directors

We have no arrangements, standard or otherwise, pursuant to which directors are compensated by usfor their services in their capacity as directors, or for committee participation, involvement in special assignments or for services as consultant or expert during the most recently completed financial year or subsequently, up to and including the date of this information circular, except as disclosed herein.

Employments Contracts

We do not have an employment contract with Mr. Molina and the other Named Executive Officer.  We have no obligation to provide any compensation to Mr. Molina or any other Named Executive Officer in the event of his resignation, retirement or termination, or a change in control of USA Video, or a change in any Named Executive Officers' responsibilities following a change in control.

We may in the future create retirement, pension, profit sharing and medical reimbursement plans covering our Executive Officers and Directors.

Compensation Committee Interlocks and Insider Participation

We do not have a compensation committee.  Decisions concerning the compensation of our executive officers are made by the Board of Directors.  All members of the Board during fiscal 2005 (Edwin Molina, Anton J. Drescher, Maurice Loverso and Rowland Perkins) participated in the Board’s deliberations concerning executive officer compensation during the fiscal year ended December 31, 2005.

Board of Directors Report on Executive Compensation

The Board of Directors determines the compensation of our executive officers.

BOARD OF DIRECTORS: Report on Executive Compensation

We do not have a formal compensation committee.  We intend to establish a compensation committee at such time as we are able to attract a sufficient number of outside directors to the Board.  We are unable to state when we will be able to establish a formal compensation committee.  Pending establishment of the committee, the entire Board of Directors will continue to be responsible for our executive compensation policy.  The three current members of the Board are our senior executive officers.

Compensation Philosophy

We must compete for, attract, develop, motivate and retain high quality executive management personnel.  In order to do so, we offer a package including a competitive salary, benefits and, on a discretionary basis, additional compensation in the form of stock options.

Cash Compensation

Our executive salary levels are intended to be consistent with competitive salary levels and job responsibilities and experience level of each executive, as well as our overall salary structure and financial condition.  Salary changes reflect competitive and economic trends, our overall financial performance and the performance of the individual executives.  Salaries are reviewed annually by the Board.

Stock Options

Stock options are designed to attract and retain executives who can make significant contributions to our success, reward executives for such contributions, give executives a long-term incentive to increase shareholder value, and align the interests of our executive officers with those of our shareholders.

The Board has made, and expects to continue to make, grants of stock options to executive officers.  Recipients of option grants, and the size of the grants, are determined based on several factors, including the responsibilities of the individual officers, their past and anticipated contributions to our success, our overall performance, and prior option grants.  All options granted to executive officers have an exercise price at least equal to the market price of our common shares at the time of the grant.

Compensation of the Chief Executive Officer

In setting the compensation payable for 2005 to Edwin Molina, our Chief Executive Officer, the Board generally considered the same factors described above.  Additionally, the Board intends that Mr. Molina’s compensation be competitive with compensation paid to chief executive officers of similar sized companies in our industry and to reward Mr. Molina for directing our efforts in initiating and expanding its streaming media business.

IRS Limits on Deductibility of Compensation

We are subject to Section 162(m) of the Internal Revenue Code of 1986, as amended, which limits the deductibility of certain compensation payments to the Company’s executive officers in excess of $1.0 million.  The Board expects that cash compensation in 2006 paid to the Chief Executive Officer or any other executive officer to be well below $1.0 million.  Section 162(m) also provides for certain exemptions to the limitations on deductibility, including compensation that is “performance-based” within the meaning of Section 162(m).  Because we do not currently have a compensation committee comprised solely of outside directors, we currently cannot avail ourselves of the “performance-based” compensation exemption under Section 162(m).

The Board of Directors during fiscal 2005 consisted of:

Edwin Molina

Anton J. Drescher

Maurice Loverso

Rowland Perkins

Rowland Perkins was appointed to the Board of Directors on January 10th, 2005.

Performance Graph

The following graph compares USA Video's cumulative total shareholder returns with the cumulative total return for the last five years of (i) Russell 2500, and (ii) the Dow Jones - U.S. Technology, Software, Small Cap Index.  The graph shows the value of $100 invested at the closing price on December 31, 2001, in USA Video common shares, the Dow Jones - U.S. Technology, Software, Small Cap Index and the Russell 2500, and assumes that all dividends are reinvested.

Total Return Comparison

	12/31/01	12/31/02	12/31/03	12/31/04	12/31/05
USA Video (in US$)	$100.00	$21.48	$117.22	$146.79	$31.11
Russell 2500	$100.00	$82.21	$119.61	$141.50	$152.97
Dow Jones US Technology, Software, Small Cap Index	$100.00	$48.02	$78.02	$87.46	$88.74

Certain Relationships and Related Transactions

In 2005, we paid consulting fees of $57,529 to Harbour Pacific Capital Corp., a company controlled by Anton J. Drescher, in consideration of Mr. Drescher's services as an executive officer of USA Video.

In February 2005, we completed a private placement of 1,500,000 units (each unit consisting of one common share and one warrant to purchase an additional common share at $0.13 per share) at a price of $0.10 per unit, of which 1,350,000 units were sold to outside investors and 150,000 units were sold to our officers, directors, and employees. Because the rules of the TSX require that the offering price for privately placed securities of listed companies be set when the offering is first announced rather than upon closing, the sale price of the units and the exercise price of the warrants were below the market price of $0.12 of the common shares on the date of issuance. Units were sold to the following officers and directors, in the amounts indicated: Edwin Molina (-0- units) and Anton J. Drescher (50,000 units).   We will charge operations for any differential between the fair value and the purchase price of the common stock and for any differential between the fair value of the common stock underlying the warrants and the exercise price of the warrants.

In July 2005, we completed a private placement of 5,100,000 units (each unit consisting of one common share and one warrant to purchase an additional common share at a price of $0.08 per share) at a price of $0.055 per unit, of which 4,600,000 units were sold to outside investors and 500,000 units were sold to our officers, directors and employees.  Because the rules of the TSX require that the offering price for privately placed securities of listed companies be set when the offering is first announced rather than upon closing, the sale price of the units and the exercise price of the warrants were below the market price of $0.09 of the common shares on the date of issuance. Units were sold to the following officers and directors, in the amounts indicated: Edwin Molina (250,000 units) and Anton J. Drescher (-0- units).  We will charge operations for any differential between the fair value and the purchase price of the common stock and for any differential between the fair value of the common stock underlying the warrants and the exercise price of the warrants.

In September 2005, we completed a private placement of 4,175,000 units (each unit consisting of one common share and one warrant to purchase an additional common share at a price of $0.084 per share) at a price of $0.065 per unit, of which 3,675,000 units were sold to outside investors and 500,000 units were sold to our officers, directors and employees.  Because the rules of the TSX require that the offering price for privately placed securities of listed companies be set when the offering is first announced rather than upon closing, the sale price of the units and the exercise price of the warrants were below the market price of $0.09 of the common shares on the date of issuance. Units were sold to the following officers and directors, in the amounts indicated: Edwin Molina (300,000 units) and Anton J. Drescher (-0- units).  We will charge operations for any differential between the fair value and the purchase price of the common stock and for any differential between the fair value of the common stock underlying the warrants and the exercise price of the warrants.

In December 2005, we completed a private placement of 1,600,000 units (each unit consisting of one common share and one warrant to purchase an additional common share at a price of $0.084 per share) at a price of $0.06 per unit, of which 1,600,000 units were sold to outside investors and –0- units were sold to our officers, directors and employees.  Because the rules of the TSX require that the offering price for privately placed securities of listed companies be set when the offering is first announced rather than upon closing, the sale price of the units and the exercise price of the warrants were below the market price of $0.07 of the common shares on the date of issuance.

ITEM 2:

RATIFICATION OF APPOINTMENT

OF INDEPENDENT AUDITORS

The firm of Goldstein Golub Kessler LLP has been appointed by the Board of Directors to serve as our independent auditors for the 2005 fiscal year.

During our fiscal year ended December 31, 2005, and the period subsequent to such date and prior to engaging Goldstein Golub Kessler LLP, we have not consulted Goldstein Golub Kessler LLP with respect to the application of accounting principles to a specific transaction, either completed or proposed, the type of audit opinion that might be rendered on our financial statements; or any disagreements with Goldstein Golub Kessler LLP (of which there were none), or reportable events, as defined or described in Items 304(a)(2)(i) or (ii) of Regulation S-K.

Audit Fees

Audit and Non-Audit Fees

The following table presents fees for the professional audit services rendered by Goldstein Golub Kessler LLP for the audit of our annual financial statements for the years ended December 31, 2005 and 2004 and fees billed for other services rendered by Goldstein Golub Kessler LLP during those periods.

Year ended December 31	2005	2004
Audit fees	$ 35,500	$ 30,500
Audit-related fees (1)	-0-	-0-
Tax fees (2)	-0-	-0-
All other fees (3)	-0-	-0-
Total	$ 35,500	$ 30,500

(1)

Audit-related fees consist of assurance and related services that are reasonably related to the performance of the audit of our financial statements. The category includes fees related to the performance of audits and attest services not required by statute or regulation, audits of our benefit plans, due diligence related to acquisitions, agreed-upon procedures, and accounting consultations regarding the application of generally accepted accounting principals to proposed transactions.

 (2)

Tax fees consist of the aggregate fees billed for professional service rendered by Goldstein Golub Kessler LLP for tax compliance, tax advice, and tax planning (domestic and international).

(3)

Other fees consist primarily of the aggregate fees billed for professional services rendered by Goldstein Golub Kessler LLP related to a business continuity engagement.

The Audit Committee reviews all audit and non-audit related fees at least annually.  The Audit Committee pre-approved all audit and non-audit related services in fiscal 2005.  The Audit Committee had concluded that the provision of the non-audit services listed above is compatible with maintaining the independence of Goldstein Golub Kessler LLP.

Goldstein Golub Kessler LLP has advised us as follows:  Through September 30, 2005, Goldstein Golub Kessler LLP (the ‘‘Firm’’) had a continuing relationship with American Express Tax and Business Services Inc. (‘‘TBS’’) from which it leased auditing staff who were full time, permanent employees of TBS and through which its partners provided non-audit services. Subsequent to September 30, 2005 this relationship ceased and the Firm established a similar relationship with RSM McGladrey, Inc.  The Firm has no full time employees, and, therefore, none of the audit services performed were provided by permanent, full-time employees of the Firm. The Firm manages and supervises the audit and audit staff and is exclusively responsible for the opinion rendered in connection with its examination.

Financial Information Systems Design and Implementation Fees

Goldstein Golub Kessler LLP did not provide any professional services to us with respect to financial information systems design and implementation for the year ended December 31, 2005.

All Other Fees

Goldstein Golub Kessler LLP was not paid any other fees for services rendered to us during the year ended December 31, 2005.

Required Vote

The affirmative vote of a majority of the votes cast on this Item at the Annual Meeting is required for the ratification of the appointment of Goldstein Golub & Kessler LLP as our auditors for the fiscal year ending December 31, 2006.

The Board of Directors unanimously recommends a vote FOR the ratification of Goldstein Golub Kessler LLP as our independent auditors for the current fiscal year.

REQUIREMENTS, INCLUDING DEADLINES, FOR

SUBMISSION OF PROXY PROPOSAL, NOMINATION OF DIRECTORS

AND OTHER BUSINESS OF SHAREHOLDERS

Under the rules of the SEC, if a shareholder wants us to include a proposal in our Proxy Statement and form of proxy for presentation at our 2007 Annual Meeting of Shareholders, the proposal must be received by us, Attention: Mr. Anton J. Drescher, our Corporate Secretary, at our principal executive offices no later than January 29th, 2007 and all the other conditions of Rule 14a-8 under the Securities Exchange Act of 1934 must be satisfied, for such proposals to be included in our proxy statement and form of proxy relating to that meeting.

In addition, the proxy solicited by the Board of Directors for the 2007 Annual Meeting of Shareholders will confer discretionary authority to vote on any shareholder proposal presented at that meeting, unless we are provided with notice of such proposal no later than April 14th, 2007.

The Board is not aware of any matters that are expected to come before the Annual Meeting other than those referred to in this Proxy Statement.  If any other matter should come before the Annual Meeting, the persons named in the accompanying proxy intend to vote the proxies in accordance with their best judgment.

The chairman of the meeting may refuse to allow the transaction of any business not presented beforehand, or to acknowledge the nomination of any person not made in compliance with the foregoing procedures.

It is important that the proxies be returned promptly and that your shares be represented.  Shareholders are urged to mark, date, execute and promptly return the accompanying proxy card in the enclosed envelope.

FORM 10-K

The Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2005, including the financial statements and a list of exhibits, is enclosed with this Proxy Statement.

The Company will mail to any shareholder, without charge and upon written request, a copy of any exhibit to the Annual Report.  Requests should be sent to USA Video Interactive Corp., 83 Halls Road, Old Lyme, Connecticut 06371, Attention: Investor Relations.

By Order of the Board of Directors

/s/

Anton J. Drescher

Anton J. Drescher,

Secretary

May 23rd, 2006

USA VIDEO INTERACTIVE CORP.

PROXY

2006 Annual Meeting of Shareholders

(SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS)

KNOW ALL MEN BY THESE PRESENTS, that the undersigned shareholder of USA Video Interactive Corp., hereby constitutes and appoints Anton J. Drescher and Rowland Perkins and each or either of them, or instead of any or all of the foregoing, __________________ the attorneys and proxies of the undersigned with full power of substitution to act and vote for an in the name, place and stead of the undersigned, at the 2006 Annual Meeting of the Shareholders of the Company, to be held at 11:00 a.m. on Monday, June 26th, 2006, and at any adjournments thereof, the number of votes the undersigned would be entitled to cast if present upon all matters referred to below and described in the Proxy Statement for the meeting and, at their discretion, upon any other matters that may properly come before the meeting:

(1)

ELECTION OF DIRECTORS:

VOTE FOR ALL NOMINEES LISTED BELOW

WITHHOLD AUTHORITY

Nominees:

Edwin Molina

Anton J. Drescher

Maurice Loverso

Rowland Perkins

INSTRUCTIONS:  To withhold authority to vote for any individual nominee(s) listed above, write the nominee's name in the space provided below.

Exceptions

(2)

RATIFICATION OF APPOINTMENT OF GOLDSTEIN GOLUB KESSLER LLP AS INDEPENDENT AUDITORS:

FOR

AGAINST

ABSTAIN

When properly executed, this Proxy will be voted in the manner specified by the Shareholder.  Unless you specify otherwise, this Proxy will be voted “FOR” the election of all of the nominees as directors and “FOR” Item 2.

A majority of the proxies, or their substitutes at the meeting, or any adjournments thereof may exercise all of the powers given by this Proxy.  Any Proxy to vote any of the shares for which the undersigned is or would be entitled to vote previously given to any person or persons other than the persons named above is hereby revoked.

IN WITNESS WHEREOF, the undersigned has signed and sealed this Proxy and acknowledges receipt of a copy of the notice of said meeting and proxy statement in reference thereto both dated May 23rd, 2006.

Dated:  __________________, 2006

Number of Shares

____________________________________

Print Name of Shareholder

____________________________________

Signature of Shareholder

Joint Owners should each sign. Attorneys-in-fact, administrators, custodians, partners, or corporation officers should give full title.

NOTE:  This proxy, properly completed, dated and signed, should be returned immediately in the enclosed, envelope to Computershare Trust Company Inc., 350 Indiana Street, Suite 800, Golden, Colorado, 80401, Fax: (303) 262-0631.

USA VIDEO INTERACTIVE CORP.

(the "Company")

REQUEST FOR ANNUAL AND INTERIM FINANCIAL STATEMENTS

In accordance with National Instrument 51-102 the Company will only be required to send annual financial statements and interim financial statements, and the related Management Discussion and Analysis (“MD&A”), to those shareholders that request such information.  Shareholders may request to receive a copy of the annual financial statements and MD&A, the interim financial statements and MD&A or both.  If you wish to receive such mailings, then please complete and return this form to:

USA Video Interactive Corp.

#507, 837 West Hastings Street

Vancouver, BC   V6C 3N6

The undersigned shareholder hereby elects to receive:

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Interim Financial Statements and related Management Discussion and Analysis of the Company filed after the date that the Company receives this request and/or

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Annual Financial Statements and related Management Discussion and Analysis of the Company filed after the date that the Company receives this request.

Please note that a request form will be mailed each year and shareholders must return such form each year to receive the documents indicated above.

I confirm that I am a:

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Registered shareholder OR

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Beneficial shareholder of the Company

Name (Please Print)

Address

(include postal code)

Signature

Date

To use electronic methods for communication with our shareholders, we request that you provide us with your email address. Please insert your e-mail address and initial and date below to indicate your consent to receive information by e-mail instead of in paper form.

I HEREBY CONSENT to receipt of information by e-mail as the following address:

E-mail address

CUSIP NO.: 902924